MANAGERS TRUST II

MANAGERS SHORT DURATION GOVERNMENT FUND
MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
MANAGERS TOTAL RETURN BOND FUND

(each a “Fund” and collectively the “Funds”)
Supplement dated February 7, 2005 to the Statement of Additional Information dated August 1, 2004
(Prospectus and Statement of Additional Information supplemented January 1, 2005)

The following information supplements and supersedes any information to the contrary relating to, and contained in, the Funds’ Statement of Additional Information (dated August 1, 2004 Prospectus and Statement of Additional Information supplemented January 1, 2005):

Transfer Agent:

Effective January 22, 2005, PFPC, Inc. (“PFPC”) serves as the Transfer Agent for the Fund. PFPC can be reached at P.O. Box 9769, Providence, RI 02940-9769. PFPC Brokerage Services, P.O. Box 9847, Providence, RI 02940-9847 remains the sub-transfer agent for the ManagersChoice asset allocation accounts in the Fund.